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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 28, 2001
                                                        ------------------



                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-25372                 52-1906050
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        (State or Other               (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)          Identification No.)



                    P.O. Box 710040, Herndon, Virginia 20171
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              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (703) 860-5390
                                                           --------------


        2100 Pennsylvania Avenue, N.W., Suite 400, Washington D.C. 20037
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period July 29, 2001 through August 25, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on October 1, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW.

         The Company also announces that it filed a proposed Plan of Reorganization and proposed Disclosure Statement with the Bankruptcy Court on September 28, 2001. Upon approval of the Disclosure Statement by the Bankruptcy Court, the Disclosure Statement and Plan of Reorganization will be distributed to creditors for their vote. A hearing is scheduled for December 13, 2001 in order for the Bankruptcy Court to consider confirmation of the Plan of Reorganization. The Plan of Reorganization contemplates a liquidation of the Company's remaining assets by a liquidating limited liability company established for the benefit of the creditors. Equity security holders will receive no distribution and retain no interest under the liquidation of the Company contemplated by the proposed Plan of Reorganization.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Not Applicable.

         (c) The following exhibits are filed herewith:

             99 Monthly Operating Report for the period July 29, 2001 through August 25, 2001*

         * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BRM HOLDINGS, INC.


Date: October 9, 2001                      By: /s/ Kevin J. Thimjon
                                              ------------------------------
                                              Kevin J. Thimjon
                                              Chief Restructuring Officer









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                                  EXHIBIT INDEX

  Exhibit
  Number      Description of Exhibit
  -------     ------------------------------------------------------------------
    99        Monthly Operating Report for the period July 29, 2001
              through August 25, 2001*

     * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.